LIBERTY INTERMEDIATE
                                 TAX-EXEMPT FUND
                                  (THE "FUND")

                            SUPPLEMENT TO PROSPECTUS
                               DATED APRIL 1, 2000

Subject to approval by the Board of Trustees of the Fund, a proposal to reorganize the Fund into the Stein Roe Intermediate Municipals Fund will be submitted to the shareholders of the Fund. If shareholders of the Fund approve the proposal, all of the assets of the Fund will be transferred to Stein Roe Intermediate Municipals Fund and shareholders of the Fund will receive shares of Stein Roe Intermediate Municipals Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on December 27, 2000. If approved, the reorganization is proposed to take place in January, 2001. Shareholders of the Fund will be mailed information detailing the proposal on or about November 27, 2000.


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Fund                         Acquiring Fund

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Liberty Intermediate         Stein Roe Intermediate
Tax-Exempt Fund              Municipals Fund

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787-36/469-1000                     October 20, 2000